UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-21411

Eaton Vance Senior Floating-Rate Trust
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Deidre E. Walsh
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(617)
482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2023
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Senior Floating-Rate Trust (EFR)
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration.
The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report
October 31, 2023
Eaton Vance
Senior Floating-Rate Trust

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Management’s Discussion of Fund Performance
†

Economic and Market Conditions
Amid global concerns about inflation, rising interest rates, and the Russia-Ukraine war, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended October 31, 2023.
With senior loans among the few asset classes to benefit from rising interest rates, the Morningstar® LSTA® US Leveraged Loan Index
SM
(the Index), a broad measure of the asset class, returned 11.92% during the period. Senior loans generally outperformed investment-grade corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds.
As the period began in November 2022, the U.S. Federal Reserve’s (the Fed’s) campaign of interest rate hikes was generally viewed as a positive environment for floating-rate loans, and the asset class rallied during the closing months of 2022.
The senior loan rally continued into 2023, with the Index returning 2.73% in January -- its best monthly performance since May 2020 -- and posting positive performance in February 2023 as well. But in mid-March, the unexpected collapse of Silicon Valley Bank and Signature Bank triggered fears of contagion in the regional banking sector and put a damper on asset performance across capital markets. As a result, the Index return was virtually flat in March 2023.
Senior loans rallied again in April 2023, but gave back some of those gains in May amid recession concerns. From June through September 2023, senior loans rallied once more as recession fears receded. In the rising-rate environment, coupon interest accounted for nearly three-quarters of the Index’s performance in 2023 through September.
However, in October 2023, amid volatility that rattled capital markets, loan prices slipped modestly and the Index return was virtually flat for the month -- although senior loans continued to outperform virtually all other U.S. fixed-income asset classes during the closing month of the period.
Asset class technical factors were generally supportive throughout the period, contributing to the overall performance of senior loans. For example, the supply of new loans was limited during the period, which supported floating-rate prices in secondary markets.
In addition, new capital formation in structured products provided a tailwind for the asset class, reflecting continued institutional interest in senior loans during the period.
While issuer fundamentals deteriorated for the period as a whole, they improved during the period’s closing months. The trailing 12-month default rate rose from 0.83% at the start of the period to 1.71% as of June 30, 2023, and then declined to 1.36% at period-end -- about half the market’s 2.70% long-term average. Despite fluctuating default rates, loan prices improved from $92.20 at the start of the period to $94.80 at period-end.
For the period as a whole, BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returned 8.71%, 9.82%, 13.27%, 12.40%, and -30.85%, respectively.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Senior Floating-Rate Trust (the Fund) returned 15.09% at net asset value of its common shares (NAV), outperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan Index
SM
(the Index), which returned 11.92%.
The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.
The Fund’s use of investment leverage -- not employed by the Index -- contributed to Fund performance versus the Index during the period. The Fund uses leverage to gain additional exposure to the loan market, magnifying exposure to the Fund’s underlying investments in both up and down market environments. During a period when loan prices generally rose, leverage magnified the increase in value of the Fund’s underlying holdings.
The Fund’s credit-quality positioning served it well during the period, with an underweight position in BBB-rated and BB-rated loans contributing to performance relative to the Index. These segments of the market represented higher quality issuers with coincidently lower yields, which underperformed higher yielding loans amid the period’s strengthening performance environment. Similarly, the Fund’s overweight position in B-rated loans also helped Index-relative performance, as loans of this credit-quality rating generally outperformed the Index during the period.
On an industry basis, loan selections within the health care equipment & supplies and the hotels, restaurants & leisure industries contributed to returns versus the Index. On an individual loan basis, the top contributors to Index-relative returns were overweight positions in two home health care providers.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Management’s Discussion of Fund Performance
†
 — continued

The Fund’s modest out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to performance versus the Index as well.
In contrast, the Fund’s limited out-of-Index allocation to secured high yield bonds was a detractor from Fund performance versus the Index, as floating-rate loans outperformed their fixed-rate counterparts in the bond market during the period.
Elsewhere, security selections in the media, semiconductors & semiconductor equipment, commercial services & supplies, and health care technology industries detracted from relative returns.
On an individual loan basis, the top detractors from Index-relative performance during the period were overweight positions in a lighting equipment supplier and a cybersecurity firm.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Performance

Portfolio Manager(s)
Andrew N. Sveen, CFA, Catherine C. McDermott, Daniel P. McElaney, CFA and Sarah A. Choi
% Average Annual Total Returns 1,2	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	11/28/2003	15.09%	4.20%	5.14%
Fund at Market Price	—	15.34	5.06	4.17

Morningstar® LSTA® US Leveraged Loan Index SM	—	11.92%	4.46%	4.22%
% Premium/Discount to NAV 3
As of period end	(8.92)%
Distributions 4
Total Distributions per share for the period	$1.196
Distribution Rate at NAV	11.08%
Distribution Rate at Market Price	12.16
% Total Leverage 5
Auction Preferred Shares (APS)	13.58%
Borrowings	19.70
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Fund Profile

Top 10 Issuers (% of total investments) 1
Asurion, LLC	1.2%
Ultimate Software Group, Inc. (The)	1.0
RealPage, Inc.	0.8
Banff Merger Sub, Inc.	0.8
Les Schwab Tire Centers	0.8
Phoenix Guarantor, Inc.	0.8
Virgin Media Bristol, LLC	0.7
Sophia, L.P.	0.7
Aretec Group, Inc.	0.7
Mallinckrodt International Finance S.A.	0.7
Total	8.2%
Top 10 Sectors (% of total investments) 1
Software	14.3%
Health Care Providers & Services	6.4
Machinery	6.0
Chemicals	4.9
IT Services	4.4
Capital Markets	3.9
Commercial Services & Supplies	3.6
Hotels, Restaurants & Leisure	3.3
Professional Services	3.3
Specialty Retail	3.2
Total	53.3%

Credit Quality (% of bonds, loans and asset-backed securities) 2
 Footnotes:
1	Excludes cash and cash equivalents.
2	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡

Investment Objectives.
The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.
Principal Strategies.
The Fund pursues its objectives by investing primarily in senior, secured floating rate loans (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock that is senior to subordinated debtholders and stockholders of the borrower. Senior Loans are loans in which the interest rate paid fluctuates based on a reference rate. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which are associated with investments having high risk, speculative characteristics (sometimes referred to as “junk”). The Fund may invest in individual Senior Loans and other securities of any credit quality.
Under normal market conditions, at least 80% of the Fund’s total assets will be invested in interests in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars or in euros, British pounds, Swiss francs, Canadian dollars and Australian dollars (each an “Authorized Foreign Currency”). For the purpose of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes, including any outstanding preferred shares. The Fund may invest up to 15% of its net assets in Senior Loans denominated in Authorized Foreign Currencies and may invest in other securities of non-United States issuers. The Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.
Under normal market conditions, Eaton Vance expects the Fund to maintain a duration of less than one year (including the effect of leverage). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Investing in loans involves investment risk.
The Fund may invest up to 20% of its total assets in (i) loan interests which have (a) a second lien on collateral (“Second Lien”), (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) other income-producing securities, such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.
The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for risk management purposes, such as hedging against fluctuations in Senior Loans and other securities prices or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, tranches of collateralized loan obligations and/or collateralized debt obligations, options on futures contracts, exchange-traded and over-the-counter options on securities or indices, forward foreign currency exchange contracts, and interest rate, total return and credit default swaps.
The Fund employs leverage to seek opportunities for additional income. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.
Principal Risks
Income Risk
. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated by the Fund’s investment in Senior Loans, which pay floating-rates of interest.
Market Risk.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Credit Risk.
Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, secured and unsecured subordinated loans, second lien loans and subordinate bridge loans involve a higher degree of overall risk than Senior Loans to the same borrower.
Additional Risks of Loans.
Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk.
Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Interest Rate Risk.
In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed income security, while maturity refers to the amount of time until a fixed income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
LIBOR Risk.
The London Interbank Offered Rate or LIBOR historically was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR ceased publishing certain LIBOR settings on December 31, 2021, and ceased publishing the remaining LIBOR settings on June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. The Fund has exposure to instruments that were historically based on LIBOR. The impact of the transition away from LIBOR on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
Non-Investment Grade Bonds Risk.
The Fund’s investments in non-investment grade bonds, commonly referred to as “junk bonds,” are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Prepayment Risk.
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Non-investment grade bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Leverage Risk.
Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.
Foreign Investment Risk.
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk.
Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Currency Risk.
Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk.
The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
U.S. Government Securities Risk.
Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Equity Securities Risk.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
Pooled Investment Vehicles Risk.
Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.
Liquidity Risk.
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Money Market Instrument Risk.
Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Reinvestment Risk.
Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders. This risk is mitigated to some degree by the Fund’s investments in Senior Loans.
Market Discount Risk.
As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Risks Associated with Active Management.
The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions, and there is no guarantee that such decisions will produce the desired results or expected returns and there is no guarantee that such decisions will produce the desired results or expected returns. For Funds that are both actively managed and use quantitative investment techniques and analyses in making investment decisions for the Fund. For Funds that are both actively managed and use portfolio optimization, the portfolio manager also uses (or portfolio managers also use) quantitative portfolio optimization and risk management techniques in making investment decisions for the Fund. There can be no assurance that these techniques will achieve the desired results.
Recent Market Conditions.
The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk.
With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

financial losses to the Fund, impede Fund trading, interfere with Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Regulatory Risk.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.
Market Disruption.
Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may in the future result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, non-investment grade bonds and Senior Loans tend to be more volatile than higher rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of non-investment grade bonds and Senior Loans than on higher rated fixed-income securities.
Anti-Takeover Provisions.
The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Fund’s Declaration of Trust, the Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund.
ESG Investing Risk.
When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
General Fund Investing Risks.
The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-public Information.
It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.
Investments by Morgan Stanley and its Affiliated Investment Accounts.
In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 —
continued

Investments by Separate Investment Departments.
The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.
Morgan Stanley Trading and Principal Investing Activities.
Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities.
Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.
General Process for Potential Conflicts.
All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Important Notice to Shareholders
The following information is a summary of certain changes since October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table reflects the Trust’s issuance of preferred shares and borrowings, and shows Trust expenses as a percentage of net assets attributable to common shares for the year ended October 31, 2023.
Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	— 1
Offering expenses (as a percentage of offering price)	None 2
Dividend reinvestment plan fees	$5.00 3
Annual expenses	Percentage of net assets attributable to common shares 4
Investment adviser fee	1.14% 5
Interest and fee expense 6	1.95% 7
Other expenses	0.20%
Acquired fund fees and expenses	0.06%
Total annual Trust operating expenses	3.35%
Dividends on preferred shares	1.60 7
Total annual Trust operating expenses and dividends on preferred shares	4.95%
Example
The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses and dividends on preferred shares of 4.95% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$50	$149	$248	$496
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Trust’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2
Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Trust’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3
You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4
Stated as a percentage of average net assets attributable to common shares for the year ended October 31, 2023.
5
The investment adviser fee paid by the Trust to EVM is based on the average daily gross assets of the Trust, including all assets attributable to any form of investment leverage that the Trust may utilize. Accordingly, if the Trust were to increase investment leverage in the future, the investment adviser fee will increase as a percentage of net assets.
6
Interest and fee expense relates to the notes payable.
7
As of October 31, 2023, the outstanding borrowings represented approximately 19.70% leverage and the preferred shares represented approximately 13.58% leverage, totaling 33.28% leverage.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Trading and NAV Information

The Trust’s common shares have traded both at a premium and a discount to NAV. The Trust cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Trust’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Trust’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Trust’s Board of Trustees has authorized the Trust to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Trust’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for common shares on the New York Stock Exchange, and the corresponding NAV per share and the premium or discount to NAV per share at which the Trust’s common shares were trading as of such date.

	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	H igh	Low	High	Low	High	Low
October 31, 2023	12.30	11.37	12.93	12.78	(4.87)	(11.03)
July 31, 2023	12.17	11.06	12.95	12.48	(6.02)	(11.38)
April 30, 2023	12.12	11.10	12.94	12.55	(6.34)	(11.55)
January 31, 2023	11.78	10.81	12.83	12.30	(8.18)	(12.11)
October 31, 2022	13.15	10.78	13.10	12.29	0.38	(12.29)
July 31, 2022	12.67	11.63	13.69	13.24	(7.45)	(12.16)
April 30, 2022	14.02	12.92	13.97	13.78	0.36	(6.24)
January 31, 2022	15.49	13.46	14.35	14.22	7.94	(5.34)

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Senior Securities

The following table sets forth information regarding the Trust’s outstanding bank loans and preferred shares as of the end of each of the Trust’s last ten fiscal years. The information in the table below was taken from the Trust’s financial statements for each fiscal year in the ten-year period ended October 31, 2023, and such financial statements have been audited by Deloitte & Touche LLP, the Trust’s independent registered public accounting firm.

Fiscal Year Ended	Notes Payable Outstanding (in 000's)	Asset Coverage per $1,000 of Notes Payable¹	Preferred Shares Outstanding	Asset Coverage per Preferred Share²	Involuntary Liquidation Preference per Preferred Share³	Approximate Market Value per Preferred Share³
October 31, 2023	$ 110,000	$5,076	3,032	$75,134	$25,000	$25,000
October 31, 2022	133,000	4,265	3,032	67,924	25,000	25,000
October 31, 2021	120,000	4,995	3,032	76,531	25,000	25,000
October 31, 2020	223,000	3,570	3,032	66,612	25,000	25,000
October 31, 2019	218,000	3,801	3,032	70,501	25,000	25,000
October 31, 2018	222,000	3,893	3,032	72,558	25,000	25,000
October 31, 2017	199,000	4,298	3,836	72,511	25,000	25,000
October 31, 2016	198,000	4,250	3,836	71,584	25,000	25,000
October 31, 2015	208,000	4,172	5,252	63,946	25,000	25,000
October 31, 2014	210,000	4,315	5,252	66,374	25,000	25,000
1
Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing  the result by the notes payable balance in thousands.
2
Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share.
3
Plus accumulated and unpaid dividends.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

1	Morningstar® LSTA® US Leveraged Loan Index
SM
is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan Index
SM
or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Included in the average annual total return at NAV for the ten year period is the impact of the tender and repurchase of a portion of the Fund’s APS at 95% of the Fund’s APS per share liquidation preference. Had these transactions not occurred, the total return at NAV would be lower for the Fund.
3	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
4	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
5	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 7.7%
Security	Principal Amount (000's omitted)	Value
AIG CLO, Ltd., Series 2019-1A, Class ER, 12.095%, (3 mo. SOFR + 6.70%), 4/18/35 (1)(2)	$1,000	$ 972,970
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 11.476%, (3 mo. SOFR + 6.111%), 5/15/30 (1)(2)	2,000	1,713,662
Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 12.514%, (3 mo. SOFR + 7.111%), 4/17/33 (1)(2)	1,150	1,047,835
Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 12.676%, (3 mo. SOFR + 7.281%), 1/15/33 (1)(2)	750	735,444
Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 12.406%, (3 mo. SOFR + 7.011%), 10/15/34 (1)(2)	1,000	966,492
Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 12.346%, (3 mo. SOFR + 6.93%), 4/20/35 (1)(2)	1,000	930,082
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 12.807%, (3 mo. SOFR + 7.392%), 10/20/34 (1)(2)	1,500	1,390,662
Canyon Capital CLO, Ltd.:
Series 2019-2A, Class ER, 12.406%, (3 mo. SOFR + 7.011%), 10/15/34 (1)(2)	400	362,859
Series 2022-1A, Class E, 11.803%, (3 mo. SOFR + 6.40%), 4/15/35 (1)(2)	1,250	1,132,273
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 12.156%, (3 mo. SOFR + 6.761%), 1/14/32 (1)(2)	1,200	1,001,216
Series 2015-5A, Class DR, 12.377%, (3 mo. SOFR + 6.961%), 1/20/32 (1)(2)	500	408,863
Cedar Funding X CLO, Ltd., Series 2019-10A, Class ER, 12.177%, (3 mo. SOFR + 6.761%), 10/20/32 (1)(2)	1,000	930,144
Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 12.301%, (3 mo. SOFR + 6.906%), 10/15/30 (1)(2)	1,000	898,390
Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 10.927%, (3 mo. SOFR + 5.511%), 4/20/31 (1)(2)	1,000	902,158
Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31 (1)(2)	250	221,313
Golub Capital Partners CLO 23M, Ltd., Series 2015-23A, Class ER, 11.427%, (3 mo. SOFR + 6.011%), 1/20/31 (1)(2)	1,200	1,112,215
Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 12.516%, (3 mo. SOFR + 7.10%), 4/20/35 (1)(2)	1,000	921,535
Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 12.444%, (3 mo. SOFR + 7.05%), 4/15/35 (1)(2)	1,000	985,843
Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 11.878%, (3 mo. SOFR + 6.50%), 4/25/36 (1)(2)	1,000	951,466
Security	Principal Amount (000's omitted)	Value
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 11.514%, (3 mo. SOFR + 6.111%), 10/17/31 (1)(2)	$900	$ 843,143
Series 2014-1A, Class DR2, 11.364%, (3 mo. SOFR + 5.961%), 1/17/31 (1)(2)	1,500	1,384,774
Series 2015-1A, Class DR4, 12.141%, (3 mo. SOFR + 6.762%), 5/21/34 (1)(2)	500	461,958
Series 2019-1A, Class DR, 12.131%, (3 mo. SOFR + 6.761%), 11/14/34 (1)(2)	1,000	955,520
RAD CLO 5, Ltd., Series 2019-5A, Class E, 12.36%, (3 mo. SOFR + 6.962%), 7/24/32 (1)(2)	1,000	935,329
RAD CLO 7, Ltd., Series 2020-7A, Class E, 12.164%, (3 mo. SOFR + 6.761%), 4/17/33 (1)(2)	1,150	1,133,926
Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31 (1)(2)	700	630,587
Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 12.656%, (3 mo. SOFR + 7.261%), 1/15/33 (1)(2)	750	730,769
Vibrant CLO X, Ltd., Series 2018-10A, Class D, 11.867%, (3 mo. SOFR + 6.452%), 10/20/31 (1)(2)	775	576,562
Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 12.447%, (3 mo. SOFR + 7.031%), 7/20/32 (1)(2)	1,000	863,666
Voya CLO, Ltd., Series 2013-1A, Class DR, 12.136%, (3 mo. SOFR + 6.741%), 10/15/30 (1)(2)	2,000	1,361,832
Wellfleet CLO, Ltd., Series 2020-1A, Class D, 12.896%, (3 mo. SOFR + 7.501%), 4/15/33 (1)(2)	1,150	1,031,585
Total Asset-Backed Securities (identified cost $31,372,982)		$ 28,495,073

Closed-End Funds — 1.7%
Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	99,936	$ 1,179,245
Invesco Senior Income Trust	361,124	1,408,383
Nuveen Credit Strategies Income Fund	365,228	1,785,965
Nuveen Floating Rate Income Fund	249,983	1,957,367
Total Closed-End Funds (identified cost $8,822,712)		$ 6,330,960

Common Stocks — 0.5%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Global Services, LLC (3)(4)(5)	55	$ 0
		$ 0

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Chemicals — 0.0%
Flint Campfire Topco, Ltd., Class A (3)(4)(5)	196,320	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc. (4)(5)	18,441	$ 387,261
Phoenix Services International, LLC (4)(5)	16,081	152,769
Phoenix Services International, LLC (4)(5)	1,467	13,937
		$ 553,967
Electronics/Electrical — 0.0%
Skillsoft Corp. (4)	2,650	$ 49,820
		$ 49,820
Entertainment — 0.1%
New Cineworld, Ltd. (4)(5)	14,009	$ 299,442
		$ 299,442
Household Durables — 0.3%
Serta Simmons Bedding, Inc. (4)(5)	74,131	$ 1,037,834
Serta SSB Equipment Co. (3)(4)(5)	74,131	0
		$ 1,037,834
Investment Companies — 0.0% (6)
Aegletes B.V. (4)(5)	14,087	$ 33,985
Jubilee Topco, Ltd., Class A (3)(4)(5)	458,953	0
		$ 33,985
Pharmaceuticals — 0.0% (6)
Covis Midco 1 S.a.r.l., Class A (4)(5)	501	$ 255
Covis Midco 1 S.a.r.l., Class B (4)(5)	501	255
Covis Midco 1 S.a.r.l., Class C (4)(5)	501	256
Covis Midco 1 S.a.r.l., Class D (4)(5)	501	256
Covis Midco 1 S.a.r.l., Class E (4)(5)	501	256
		$ 1,278
Retailers (Except Food and Drug) — 0.0% (6)
Phillips Pet Holding Corp. (3)(4)(5)	556	$ 22,102
		$ 22,102
Telecommunications — 0.0%
Global Eagle Entertainment (3)(4)(5)	45,136	$ 0
		$ 0
Total Common Stocks (identified cost $3,962,756)		$ 1,998,428

Corporate Bonds — 6.7%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.1%
TransDigm, Inc., 4.875%, 5/1/29	$625	$ 542,274
		$ 542,274
Automotive — 0.3%
Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27 (1)	$1,000	$ 986,450
		$ 986,450
Building and Development — 0.3%
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28 (1)	$625	$ 578,454
Standard Industries, Inc., 4.75%, 1/15/28 (1)	625	560,037
		$ 1,138,491
Business Equipment and Services — 0.6%
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26 (1)	$1,000	$ 963,620
Prime Security Services Borrower, LLC/Prime Finance, Inc.:
5.25%, 4/15/24 (1)	560	556,985
5.75%, 4/15/26 (1)	700	679,762
		$ 2,200,367
Cable and Satellite Television — 0.1%
CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30 (1)	$625	$ 501,978
		$ 501,978
Chemicals and Plastics — 0.3%
NOVA Chemicals Corp., 4.875%, 6/1/24 (1)	$1,000	$ 983,824
		$ 983,824
Cosmetics/Toiletries — 0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28 (1)	$625	$ 571,062
		$ 571,062
Distribution & Wholesale — 0.4%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27 (1)	$625	$ 573,847
Performance Food Group, Inc., 5.50%, 10/15/27 (1)	1,000	936,124
		$ 1,509,971

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Diversified Financial Services — 0.1%
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30 (1)	$625	$ 417,477
		$ 417,477
Engineering & Construction — 0.1%
TopBuild Corp., 3.625%, 3/15/29 (1)	$625	$ 521,713
		$ 521,713
Entertainment — 0.3%
Caesars Entertainment, Inc., 8.125%, 7/1/27 (1)	$1,000	$ 991,679
		$ 991,679
Financial Intermediaries — 0.2%
Ford Motor Credit Co., LLC, 3.815%, 11/2/27	$1,000	$ 892,594
		$ 892,594
Food Service — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC, 3.50%, 3/15/29 (1)	$625	$ 533,560
		$ 533,560
Health Care — 0.7%
Centene Corp., 3.375%, 2/15/30	$977	$ 808,711
LifePoint Health, Inc., 5.375%, 1/15/29 (1)	625	379,271
Tenet Healthcare Corp., 6.875%, 11/15/31	1,000	923,101
US Acute Care Solutions, LLC, 6.375%, 3/1/26 (1)	625	532,340
		$ 2,643,423
Home Furnishings — 0.1%
Tempur Sealy International, Inc., 4.00%, 4/15/29 (1)	$625	$ 513,649
		$ 513,649
Insurance — 0.3%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (1)	$625	$ 571,331
AmWINS Group, Inc., 4.875%, 6/30/29 (1)	600	514,349
		$ 1,085,680
Leisure Goods/Activities/Movies — 0.3%
NCL Corp., Ltd., 5.875%, 2/15/27 (1)	$550	$ 506,811
Viking Cruises, Ltd., 5.875%, 9/15/27 (1)	625	563,628
		$ 1,070,439
Security	Principal Amount (000's omitted)	Value
Media — 0.3%
Audacy Capital Corp., 6.50%, 5/1/27 (1)(7)	$625	$ 10,937
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26 (1)(7)	0 (8)	3
iHeartCommunications, Inc.:
6.375%, 5/1/26	208	169,450
8.375%, 5/1/27	376	231,053
Sirius XM Radio, Inc., 4.00%, 7/15/28 (1)	625	532,098
		$ 943,541
Nonferrous Metals/Minerals — 0.1%
New Gold, Inc., 7.50%, 7/15/27 (1)	$474	$ 445,231
		$ 445,231
Oil and Gas — 0.4%
Neptune Energy Bondco PLC, 6.625%, 5/15/25 (1)	$1,000	$ 990,923
Permian Resources Operating, LLC, 5.375%, 1/15/26 (1)	625	600,639
		$ 1,591,562
Pipelines — 0.1%
EQM Midstream Partners, L.P., 4.75%, 1/15/31 (1)	$625	$ 526,939
		$ 526,939
Real Estate Investment Trusts (REITs) — 0.2%
HAT Holdings I, LLC/HAT Holdings II, LLC, 3.375%, 6/15/26 (1)	$625	$ 550,833
		$ 550,833
Retail — 0.1%
Evergreen AcqCo 1, L.P./TVI, Inc., 9.75%, 4/26/28 (1)	$54	$ 54,539
Kohl's Corp., 4.625%, 5/1/31	217	148,623
		$ 203,162
Retailers (Except Food and Drug) — 0.3%
Dave & Buster's, Inc., 7.625%, 11/1/25 (1)	$500	$ 496,755
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29 (1)	500	460,804
		$ 957,559
Technology — 0.1%
athenahealth Group, Inc., 6.50%, 2/15/30 (1)	$625	$ 511,294
		$ 511,294

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Telecommunications — 0.3%
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26 (1)	$1,000	$ 933,286
		$ 933,286
Utilities — 0.2%
NRG Energy, Inc., 3.625%, 2/15/31 (1)	$1,000	$ 755,877
		$ 755,877
Wireless Telecommunication Services — 0.1%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24 (1)	$550	$ 505,192
		$ 505,192
Total Corporate Bonds (identified cost $27,252,551)		$ 25,029,107

Senior Floating-Rate Loans — 134.3% (9)
Borrower/Description	Principal Amount * (000's omitted)		Value
Aerospace and Defense — 2.0%
Aernnova Aerospace S.A.U.:
Term Loan, 6.783%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	398	$ 406,869
Term Loan, 6.934%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	102	104,325
AI Convoy (Luxembourg) S.a.r.l., Term Loan, 7.722%, (3 mo. EURIBOR + 3.50%), 1/18/27	EUR	400	411,998
Dynasty Acquisition Co., Inc.:
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		2,445	2,421,338
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		1,048	1,037,716
IAP Worldwide Services, Inc., Term Loan - Second Lien, 12.152%, (3 mo. USD LIBOR + 6.50%), 7/18/23 (3)		391	298,161
WP CPP Holdings, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 4/30/25		2,962	2,855,797
			$ 7,536,204
Airlines — 0.9%
American Airlines, Inc., Term Loan, 10.427%, (SOFR + 4.75%), 4/20/28		2,723	$ 2,764,576
Mileage Plus Holdings, LLC, Term Loan, 10.798%, (SOFR + 5.25%), 6/21/27		563	580,313
			$ 3,344,889
Borrower/Description	Principal Amount * (000's omitted)		Value
Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 3/8/30		348	$ 344,332
			$ 344,332
Auto Components — 3.6%
Adient US, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 4/10/28		1,562	$ 1,563,990
Autokiniton US Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 4/6/28		3,132	3,075,565
Clarios Global, L.P.:
Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	630	664,338
Term Loan, 9.074%, (SOFR + 3.75%), 5/6/30		2,075	2,074,353
DexKo Global, Inc.:
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	240	239,738
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	535	535,188
Term Loan, 9.402%, (SOFR + 3.75%), 10/4/28		690	661,812
Garrett LX I S.a.r.l., Term Loan, 8.895%, (SOFR + 3.25%), 4/30/28		711	705,763
Garrett Motion, Inc., Term Loan, 9.883%, (SOFR + 4.50%), 4/30/28		679	680,268
LSF12 Badger Bidco, LLC, Term Loan, 11.324%, (SOFR + 6.00%), 8/30/30		300	299,625
LTI Holdings, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 7/24/26		540	517,506
RealTruck Group, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 1/31/28		1,814	1,733,372
Term Loan, 10.406%, (SOFR + 5.00%), 1/31/28		675	647,367
			$ 13,398,885
Automobiles — 0.5%
MajorDrive Holdings IV, LLC:
Term Loan, 9.652%, (SOFR + 4.00%), 6/1/28		611	$ 595,155
Term Loan, 11.04%, (SOFR + 5.50%), 6/1/29		1,453	1,440,162
			$ 2,035,317
Beverages — 1.0%
Arterra Wines Canada, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 11/24/27		973	$ 920,566
City Brewing Company, LLC, Term Loan, 9.164%, (SOFR + 3.50%), 4/5/28		685	508,121
Triton Water Holdings, Inc., Term Loan, 8.902%, (SOFR + 3.25%), 3/31/28		2,395	2,275,883
			$ 3,704,570

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)	Value
Biotechnology — 0.2%
Alkermes, Inc., Term Loan, 7.949%, (SOFR + 2.50%), 3/12/26	338	$ 335,214
Alltech, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/13/28	393	384,649
		$ 719,863
Building Products — 1.9%
Cornerstone Building Brands, Inc., Term Loan, 8.685%, (SOFR + 3.25%), 4/12/28	2,786	$ 2,656,657
LHS Borrower, LLC, Term Loan, 10.174%, (SOFR + 4.75%), 2/16/29	1,003	880,418
MI Windows and Doors, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/18/27	2,009	2,011,396
Oscar AcquisitionCo, LLC, Term Loan, 9.99%, (SOFR + 4.50%), 4/29/29	792	772,695
Standard Industries, Inc., Term Loan, 7.953%, (SOFR + 2.50%), 9/22/28	919	921,024
		$ 7,242,190
Capital Markets — 5.9%
Advisor Group, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 8/17/28	2,168	$ 2,162,625
AllSpring Buyer, LLC, Term Loan, 8.949%, (SOFR + 3.25%), 11/1/28	1,333	1,299,633
Aretec Group, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 10/1/25	3,222	3,224,006
Term Loan, 9.924%, (SOFR + 4.50%), 8/9/30	723	704,204
Citadel Securities, L.P., Term Loan, 7.939%, (SOFR + 2.50%), 7/29/30	723	722,103
Citco Funding, LLC, Term Loan, 4/27/28 (10)	775	776,453
Edelman Financial Center, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 4/7/28	2,446	2,408,360
EIG Management Company, LLC, Term Loan, 9.177%, (SOFR + 3.75%), 2/22/25	236	236,250
FinCo I, LLC, Term Loan, 8.383%, (SOFR + 3.00%), 6/27/29	1,222	1,222,548
Focus Financial Partners, LLC:
Term Loan, 7.824%, (SOFR + 2.50%), 6/30/28	2,934	2,910,651
Term Loan, 8.574%, (SOFR + 3.25%), 6/30/28	322	320,905
Term Loan, 8.824%, (SOFR + 3.50%), 6/30/28	600	599,375
HighTower Holdings, LLC, Term Loan, 9.38%, (SOFR + 4.00%), 4/21/28	1,985	1,951,316
Hudson River Trading, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 3/20/28	1,724	1,701,752
Mariner Wealth Advisors, LLC, Term Loan, 8.901%, (SOFR + 3.25%), 8/18/28	1,643	1,618,441
		$ 21,858,622
Borrower/Description	Principal Amount * (000's omitted)		Value
Chemicals — 7.2%
Aruba Investments, Inc.:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	488	$ 486,164
Term Loan, 9.424%, (SOFR + 4.00%), 11/24/27		1,451	1,429,030
Axalta Coating Systems U.S. Holdings, Inc.:
Term Loan, 12/20/29 (10)		110	110,848
Term Loan, 12/20/29 (10)		1,884	1,889,746
Charter NEX US, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 12/1/27		1,186	1,156,985
CPC Acquisition Corp., Term Loan, 9.402%, (SOFR + 3.75%), 12/29/27		674	533,317
Flint Group Midco Limited, Term Loan, 10.674%, (SOFR + 5.00%), 9.924% cash, 0.75% PIK, 12/31/26		345	320,482
Flint Group Topco Limited:
Term Loan, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		168	123,085
Term Loan - Second Lien, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		224	40,522
Gemini HDPE, LLC, Term Loan, 8.645%, (SOFR + 3.00%), 12/31/27		663	662,094
Groupe Solmax, Inc., Term Loan, 10.303%, (SOFR + 4.75%), 5/29/28 (11)		1,466	1,373,510
INEOS Enterprises Holdings II Limited, Term Loan, 7.783%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	172	179,784
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 9.273%, (SOFR + 3.75%), 7/8/30		1,050	1,028,125
INEOS Finance PLC:
Term Loan, 6.618%, (1 mo. EURIBOR + 2.75%), 11/8/28	EUR	625	635,066
Term Loan, 7.876%, (1 mo. EURIBOR + 4.00%), 11/8/27	EUR	4	3,961
INEOS Quattro Holdings UK, Ltd.:
Term Loan, 7.872%, (1 week EURIBOR + 4.00%), 3/14/30	EUR	275	281,885
Term Loan, 9.174%, (SOFR + 3.75%), 3/14/30		648	637,434
INEOS Styrolution US Holding, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/29/26		1,955	1,924,046
INEOS US Finance, LLC:
Term Loan, 7.825%, (SOFR + 2.50%), 11/8/28		517	506,136
Term Loan, 8.924%, (SOFR + 3.50%), 2/18/30		723	711,210
Kraton Corporation, Term Loan, 8.921%, (SOFR + 3.25%), 3/15/29		1,138	1,085,685
Kraton Polymers Holdings B.V., Term Loan, 7.217%, (EURIBOR + 3.25%), 3/15/29 (11)	EUR	300	305,791
Lonza Group AG, Term Loan, 9.415%, (SOFR + 3.93%), 7/3/28		2,420	2,055,945
Momentive Performance Materials, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 3/29/28		1,793	1,712,787

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)	Value
Chemicals (continued)
Olympus Water US Holding Corporation:
Term Loan, 9.402%, (SOFR + 3.75%), 11/9/28	1,474	$ 1,439,854
Term Loan, 9.99%, (SOFR + 4.50%), 11/9/28	320	315,056
Term Loan, 10.39%, (SOFR + 5.00%), 11/9/28	450	447,638
Orion Engineered Carbons GmbH, Term Loan, 7.64%, (SOFR + 2.15%), 9/24/28	319	314,519
Rohm Holding GmbH, Term Loan, 10.881%, (SOFR + 5.00%), 7/31/26	1,436	1,326,837
SCUR-Alpha 1503 GmbH, Term Loan, 10.883%, (SOFR + 5.50%), 3/29/30	473	435,999
Starfruit Finco B.V., Term Loan, 9.419%, (SOFR + 4.00%), 4/3/28	599	585,532
Tronox Finance, LLC, Term Loan, 8.824%, (SOFR + 3.50%), 8/16/28	475	469,062
W.R. Grace & Co.-Conn., Term Loan, 9.402%, (SOFR + 3.75%), 9/22/28	2,407	2,369,889
		$ 26,898,024
Commercial Services & Supplies — 4.7%
Allied Universal Holdco, LLC, Term Loan, 9.174%, (SOFR + 3.75%), 5/12/28	3,850	$ 3,662,040
Belfor Holdings, Inc.:
Term Loan, 9.439%, (SOFR + 4.00%), 4/6/26	479	478,750
Term Loan, 9.574%, (SOFR + 4.25%), 4/6/26	298	299,048
Term Loan, 10/25/30 (10)	625	625,000
EnergySolutions, LLC, Term Loan, 9.382%, (SOFR + 4.00%), 9/20/30	1,558	1,550,885
Garda World Security Corporation, Term Loan, 9.746%, (SOFR + 4.25%), 10/30/26	2,408	2,404,722
GFL Environmental, Inc., Term Loan, 7.912%, (SOFR + 2.50%), 5/31/27	28	27,816
JFL-Tiger Acquisition Co., Inc., Term Loan, 10.403%, (SOFR + 5.00%), 10/17/30	700	692,125
LABL, Inc., Term Loan, 10.424%, (SOFR + 5.00%), 10/29/28	614	580,174
Monitronics International, Inc., Term Loan, 13.145%, (SOFR + 7.50%), 6/30/28	1,016	1,027,889
Phoenix Services International, LLC, Term Loan, 11.427%, (SOFR + 6.10%), 6/30/28	193	180,286
SITEL Worldwide Corporation, Term Loan, 9.189%, (SOFR + 3.75%), 8/28/28	2,279	2,200,917
Tempo Acquisition, LLC, Term Loan, 8.074%, (SOFR + 2.75%), 8/31/28	1,533	1,533,410
Borrower/Description	Principal Amount * (000's omitted)		Value
Commercial Services & Supplies (continued)
TMF Group Holding B.V., Term Loan, 10.414%, (SOFR + 5.00%), 5/3/28		375	$ 375,234
TruGreen Limited Partnership, Term Loan, 9.424%, (SOFR + 4.00%), 11/2/27		2,025	1,904,765
			$ 17,543,061
Communications Equipment — 0.1%
Digi International, Inc., Term Loan, 10.439%, (SOFR + 5.00%), 11/1/28		290	$ 290,040
			$ 290,040
Construction Materials — 0.7%
Quikrete Holdings, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 3/19/29		2,463	$ 2,464,330
			$ 2,464,330
Consumer Staples Distribution & Retail — 0.5%
Cardenas Markets, Inc., Term Loan, 12.24%, (SOFR + 6.75%), 8/1/29		398	$ 398,040
Peer Holding III B.V.:
Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	525	554,432
Term Loan, 10/19/30 (10)		1,100	1,095,875
			$ 2,048,347
Containers & Packaging — 2.0%
Berlin Packaging, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 3/11/28 (11)		1,775	$ 1,737,312
Clydesdale Acquisition Holdings, Inc., Term Loan, 9.599%, (SOFR + 4.18%), 4/13/29		2,474	2,397,292
Pretium Packaging, LLC, Term Loan - Second Lien, 9.995%, (SOFR + 4.60%), 10/2/28		483	368,135
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.20%, (SOFR + 6.75%), 10/1/29 (11)		300	133,125
Proampac PG Borrower, LLC, Term Loan, 10.585%, (SOFR + 4.50%), 9/15/28		1,125	1,113,281
Trident TPI Holdings, Inc.:
Term Loan, 9.652%, (SOFR + 4.00%), 9/15/28		744	736,311
Term Loan, 9.89%, (SOFR + 4.50%), 9/15/28		1,044	1,041,492
			$ 7,526,948
Distributors — 0.0% (6)
Phillips Feed Service, Inc., Term Loan, 12.427%, (SOFR + 7.00%), 11/13/24 (3)		101	$ 80,867
			$ 80,867

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Diversified Consumer Services — 1.2%
Ascend Learning, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/11/28		540	$ 504,406
Belron Finance US, LLC, Term Loan, 8.057%, (SOFR + 2.43%), 4/13/28		902	902,890
KUEHG Corp., Term Loan, 10.39%, (SOFR + 5.00%), 6/12/30		2,075	2,075,925
Sotheby's, Term Loan, 10.156%, (SOFR + 4.50%), 1/15/27		778	755,187
Spring Education Group, Inc., Term Loan, 9.914%, (SOFR + 4.50%), 10/4/30		350	346,646
			$ 4,585,054
Diversified Financial Services — 0.6%
Concorde Midco, Ltd., Term Loan, 7.892%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	525	$ 547,402
Sandy BidCo B.V., Term Loan, 7.876%, (6 mo. EURIBOR + 3.75%), 8/17/29	EUR	925	965,489
Zephyr Bidco Limited, Term Loan, 9.97%, (SONIA + 4.75%), 7/23/25	GBP	700	846,560
			$ 2,359,451
Diversified Telecommunication Services — 2.0%
Altice France S.A., Term Loan, 10.894%, (SOFR + 5.50%), 8/15/28		1,186	$ 1,055,560
GEE Holdings 2, LLC:
Term Loan, 13.50%, (SOFR + 8.00%), 3/24/25		398	362,483
Term Loan - Second Lien, 13.75%, (SOFR + 8.25%), 7.00% cash, 6.75% PIK, 3/23/26		898	538,666
Virgin Media Bristol, LLC, Term Loan, 8.699%, (SOFR + 3.25%), 1/31/29		4,200	4,126,172
Zayo Group Holdings, Inc., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	1,390	1,229,458
			$ 7,312,339
Electrical Equipment — 0.4%
AZZ, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 5/13/29		1,314	$ 1,316,483
			$ 1,316,483
Electronic Equipment, Instruments & Components — 2.5%
Chamberlain Group, Inc., Term Loan, 8.674%, (SOFR + 3.25%), 11/3/28		1,302	$ 1,266,419
Creation Technologies, Inc., Term Loan, 11.176%, (SOFR + 5.50%), 10/5/28		1,332	1,262,283
Ingram Micro, Inc., Term Loan, 8.653%, (SOFR + 3.00%), 6/30/28		2,750	2,750,000
Borrower/Description	Principal Amount * (000's omitted)		Value
Electronic Equipment, Instruments & Components (continued)
Mirion Technologies, Inc., Term Loan, 8.402%, (SOFR + 2.75%), 10/20/28		502	$ 501,335
MX Holdings US, Inc., Term Loan, 7/31/28 (10)		250	249,531
Robertshaw US Holding Corp.:
Term Loan, 13.49%, (SOFR + 8.00%), 8.49% cash, 5.00% PIK, 2/28/27		218	220,390
Term Loan - Second Lien, 12.49%, (SOFR + 7.00%), 2/28/27		922	778,768
Verifone Systems, Inc., Term Loan, 9.653%, (SOFR + 4.00%), 8/20/25		1,094	1,018,990
Verisure Holding AB:
Term Loan, 6.969%, (3 mo. EURIBOR + 3.00%), 7/20/26	EUR	300	313,611
Term Loan, 6.972%, (3 mo. EURIBOR + 3.00%), 3/27/28	EUR	775	803,920
			$ 9,165,247
Energy Equipment & Services — 0.1%
Ameriforge Group, Inc., Term Loan, 18.65%, (SOFR + 13.00%), 12/29/23 (3)(12)		54	$ 43,178
GIP Pilot Acquisition Partners L.P., Term Loan, 8.388%, (SOFR + 3.00%), 10/4/30		475	475,000
			$ 518,178
Engineering & Construction — 0.9%
Aegion Corporation, Term Loan, 10.395%, (SOFR + 4.75%), 5/17/28		1,259	$ 1,252,094
American Residential Services, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 10/15/27		559	558,488
Northstar Group Services, Inc., Term Loan, 10.939%, (SOFR + 5.50%), 11/12/26		1,376	1,376,198
			$ 3,186,780
Entertainment — 1.7%
City Football Group Limited, Term Loan, 8.453%, (SOFR + 3.00%), 7/21/28		1,965	$ 1,950,262
Crown Finance US, Inc., Term Loan, 7.381%, (SOFR + 1.50%), 7/31/28		300	306,676
EP Purchaser, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 11/6/28		345	336,455
Renaissance Holding Corp.:
Term Loan, 10.074%, (SOFR + 4.75%), 4/5/30		1,925	1,901,338
Term Loan - Second Lien, 12.424%, (SOFR + 7.00%), 5/29/26		8	7,841
UFC Holdings, LLC, Term Loan, 8.399%, (SOFR + 2.75%), 4/29/26		1,725	1,725,018

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Entertainment (continued)
Vue International Bidco PLC:
Term Loan, 12.13%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	69	$ 71,243
Term Loan, 12.63%, (6 mo. EURIBOR + 8.50%), 6.13% cash, 6.50% PIK, 12/31/27	EUR	480	226,697
			$ 6,525,530
Financial Services — 1.1%
GTCR W Merger Sub, LLC, Term Loan, 9/20/30 (10)		2,975	$ 2,956,939
NCR Atleos, LLC, Term Loan, 10.176%, (SOFR + 4.75%), 3/27/29		1,325	1,272,275
			$ 4,229,214
Food Products — 1.4%
8th Avenue Food & Provisions, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 10/1/25		490	$ 464,071
Badger Buyer Corp., Term Loan, 8.939%, (SOFR + 3.50%), 9/30/24		329	281,706
CHG PPC Parent, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 12/8/28		394	390,034
Del Monte Foods, Inc., Term Loan, 9.682%, (SOFR + 4.25%), 5/16/29		893	866,906
Nomad Foods US, LLC, Term Loan, 11/13/29 (10)		2,000	2,002,032
Shearer's Foods, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 9/23/27		388	387,603
United Petfood Group B.V., Term Loan, 6.852%, (6 mo. EURIBOR + 2.75%), 4/23/28	EUR	700	723,388
			$ 5,115,740
Gas Utilities — 0.8%
CQP Holdco, L.P., Term Loan, 8.99%, (SOFR + 3.50%), 6/5/28		2,889	$ 2,889,426
			$ 2,889,426
Health Care Equipment & Supplies — 2.4%
Artivion, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/1/27		471	$ 457,309
Bayou Intermediate II, LLC, Term Loan, 10.128%, (SOFR + 4.50%), 8/2/28		1,534	1,472,732
Gloves Buyer, Inc.:
Term Loan, 9.439%, (SOFR + 4.00%), 12/29/27		1,614	1,557,639
Term Loan, 10.439%, (SOFR + 5.00%), 12/29/27		623	601,617
Journey Personal Care Corp., Term Loan, 9.981%, (6 mo. USD LIBOR + 4.25%), 3/1/28		2,495	2,398,896
Medline Borrower, L.P., Term Loan, 8.689%, (SOFR + 3.25%), 10/23/28		2,463	2,448,508
			$ 8,936,701
Borrower/Description	Principal Amount * (000's omitted)		Value
Health Care Providers & Services — 9.1%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 9.402%, (SOFR + 3.75%), 9/7/28		1,604	$ 1,599,996
Biogroup-LCD, Term Loan, 6.754%, (3 mo. EURIBOR + 3.00%), 2/9/28	EUR	225	223,751
BW NHHC Holdco, Inc., Term Loan - Second Lien, 13.39%, (SOFR + 8.00%), 1/15/26		2,167	1,853,163
Cano Health, LLC, Term Loan, 9.533%, (SOFR + 4.00%), 11/23/27 (11)		2,449	1,444,795
CCRR Parent, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 3/6/28		2,551	2,429,638
Cerba Healthcare S.A.S.:
Term Loan, 7.583%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	450	442,985
Term Loan, 7.883%, (1 mo. EURIBOR + 4.00%), 2/16/29	EUR	500	499,070
CHG Healthcare Services, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 9/29/28		1,651	1,635,070
Term Loan, 9.145%, (SOFR + 3.75%), 9/29/28		400	396,917
CNT Holdings I Corp., Term Loan, 8.926%, (SOFR + 3.50%), 11/8/27		1,515	1,509,610
Covis Finco S.a.r.l., Term Loan, 12.04%, (SOFR + 6.50%), 2/18/27		617	444,204
Electron BidCo, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 11/1/28		665	659,005
Ensemble RCM, LLC, Term Loan, 9.233%, (SOFR + 3.75%), 8/3/26		348	348,458
Envision Healthcare Corporation:
Term Loan, 0.00%, 3/31/27 (7)		314	373,738
Term Loan - Second Lien, 0.00%, 3/31/27 (7)		2,217	387,943
IVC Acquisition, Ltd., Term Loan, 7.687%, (6 mo. EURIBOR + 4.00%), 2/13/26	EUR	1,325	1,389,131
LSCS Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.61%), 12/16/28		614	604,468
Medical Solutions Holdings, Inc., Term Loan, 8.773%, (SOFR + 3.25%), 11/1/28		2,473	2,311,077
National Mentor Holdings, Inc.:
Term Loan, 9.187%, (SOFR + 3.75%), 3/2/28 (11)		1,580	1,383,734
Term Loan, 9.24%, (SOFR + 3.75%), 3/2/28		46	40,574
Option Care Health, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 10/27/28		344	344,950
Pacific Dental Services, LLC, Term Loan, 8.94%, (SOFR + 3.50%), 5/5/28 (11)		737	734,581
Phoenix Guarantor, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 3/5/26		2,931	2,906,279
Term Loan, 8.939%, (SOFR + 3.50%), 3/5/26		1,417	1,405,113
Radiology Partners, Inc., Term Loan, 10.179%, (SOFR + 4.25%), 7/9/25		1,011	757,252

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Health Care Providers & Services (continued)
Radnet Management, Inc., Term Loan, 8.498%, (SOFR + 3.00%), 4/21/28		2,340	$ 2,335,366
Sound Inpatient Physicians, Term Loan, 8.645%, (SOFR + 3.00%), 6/27/25		426	142,249
Surgery Center Holdings, Inc., Term Loan, 9.203%, (SOFR + 3.75%), 8/31/26		2,203	2,204,141
Synlab Bondco PLC, Term Loan, 6.392%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	300	314,355
TTF Holdings, LLC, Term Loan, 3/31/28 (10)		2,000	2,002,500
U.S. Anesthesia Partners, Inc., Term Loan, 9.679%, (SOFR + 4.25%), 10/1/28		907	790,669
			$ 33,914,782
Health Care Technology — 3.3%
athenahealth Group, Inc., Term Loan, 8.577%, (SOFR + 3.25%), 2/15/29		1,776	$ 1,721,245
Certara, L.P., Term Loan, 9.184%, (SOFR + 3.50%), 8/15/26		940	941,614
eResearchTechnology, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 2/4/27		317	306,715
Imprivata, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 12/1/27		2,128	2,123,075
Term Loan, 9.574%, (SOFR + 4.25%), 12/1/27		198	197,582
MedAssets Software Intermediate Holdings, Inc.:
Term Loan, 9.439%, (SOFR + 4.00%), 12/18/28		936	742,751
Term Loan - Second Lien, 12.189%, (SOFR + 6.75%), 12/17/29		600	364,650
Navicure, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/22/26		1,388	1,388,860
PointClickCare Technologies, Inc., Term Loan, 8.76%, (SOFR + 3.00%), 12/29/27		609	608,613
Project Ruby Ultimate Parent Corp., Term Loan, 8.689%, (SOFR + 3.25%), 3/10/28		1,097	1,077,108
Symplr Software, Inc., Term Loan, 9.983%, (SOFR + 4.50%), 12/22/27		1,700	1,494,934
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25		1,439	1,439,751
			$ 12,406,898
Hotels, Restaurants & Leisure — 4.5%
Carnival Corporation, Term Loan, 8.689%, (SOFR + 3.25%), 10/18/28		3,247	$ 3,193,066
ClubCorp Holdings, Inc., Term Loan, 8.19%, (1 mo. USD LIBOR + 2.75%), 9/18/26		1,398	1,370,364
Fertitta Entertainment, LLC, Term Loan, 1/27/29 (10)		1,990	1,949,271
Great Canadian Gaming Corporation, Term Loan, 9.658%, (SOFR + 4.00%), 11/1/26		1,506	1,506,502
Borrower/Description	Principal Amount * (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
IRB Holding Corp., Term Loan, 8.424%, (SOFR + 3.00%), 12/15/27		2,438	$ 2,415,017
Ontario Gaming GTA L.P., Term Loan, 9.64%, (SOFR + 4.25%), 8/1/30		400	400,179
Oravel Stays Singapore Pte., Ltd., Term Loan, 13.908%, (SOFR + 8.25%), 6/23/26		587	519,053
Playa Resorts Holding B.V., Term Loan, 9.585%, (SOFR + 4.25%), 1/5/29		2,035	2,030,810
Scientific Games Holdings, L.P., Term Loan, 8.914%, (SOFR + 3.50%), 4/4/29		1,985	1,956,738
SeaWorld Parks & Entertainment, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 8/25/28		735	734,694
Wyndham Hotels & Resorts, Inc., Term Loan, 7.67%, (SOFR + 2.25%), 5/24/30		798	799,995
			$ 16,875,689
Household Durables — 1.5%
ACProducts, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 5/17/28		1,906	$ 1,520,135
Libbey Glass, Inc., Term Loan, 11.939%, (SOFR + 6.50%), 11/22/27		679	647,030
Serta Simmons Bedding, LLC, Term Loan, 12.90%, (SOFR + 7.50%), 6/29/28		1,432	1,418,703
Solis IV B.V., Term Loan, 8.891%, (SOFR + 3.50%), 2/26/29		1,982	1,875,887
			$ 5,461,755
Household Products — 0.7%
Kronos Acquisition Holdings, Inc.:
Term Loan, 9.402%, (SOFR + 3.75%), 12/22/26		1,764	$ 1,732,151
Term Loan, 11.567%, (SOFR + 6.00%), 12/22/26		788	788,320
			$ 2,520,471
Insurance — 2.7%
Alliant Holdings Intermediate, LLC, Term Loan, 8.835%, (SOFR + 3.50%), 11/5/27		1,081	$ 1,079,023
AmWINS Group, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 2/19/28		645	644,561
AssuredPartners, Inc.:
Term Loan, 8.939%, (SOFR + 3.50%), 2/12/27		1,368	1,358,473
Term Loan, 8.939%, (SOFR + 3.50%), 2/12/27		1,369	1,358,094
Financiere CEP S.A.S., Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 6/18/27	EUR	500	521,114

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Insurance (continued)
NFP Corp., Term Loan, 8.689%, (SOFR + 3.25%), 2/16/27		2,150	$ 2,112,550
Ryan Specialty Group, LLC, Term Loan, 8.424%, (SOFR + 3.00%), 9/1/27		2,932	2,934,740
			$ 10,008,555
Interactive Media & Services — 1.6%
Adevinta ASA:
Term Loan, 6.472%, (3 mo. EURIBOR + 2.50%), 6/26/28	EUR	786	$ 831,953
Term Loan, 8.322%, (SOFR + 2.75%), 6/26/28		168	168,260
Arches Buyer, Inc., Term Loan, 8.674%, (SOFR + 3.25%), 12/6/27		1,980	1,926,036
Buzz Finco, LLC, Term Loan, 8.174%, (SOFR + 2.75%), 1/29/27		531	531,082
Foundational Education Group, Inc., Term Loan, 9.895%, (SOFR + 4.25%), 8/31/28		1,449	1,354,990
Getty Images, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 2/19/26		999	1,002,811
			$ 5,815,132
IT Services — 6.3%
Asurion, LLC:
Term Loan, 8.689%, (SOFR + 3.25%), 12/23/26		1,148	$ 1,110,793
Term Loan, 8.689%, (SOFR + 3.25%), 7/31/27		1,466	1,402,021
Term Loan, 9.424%, (SOFR + 4.00%), 8/19/28		1,098	1,050,129
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/31/28		1,830	1,597,438
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/20/29		1,400	1,202,797
Endure Digital, Inc., Term Loan, 9.422%, (SOFR + 3.50%), 2/10/28		3,996	3,719,109
Gainwell Acquisition Corp., Term Loan, 9.49%, (SOFR + 4.00%), 10/1/27		3,815	3,655,833
Go Daddy Operating Company, LLC, Term Loan, 11/9/29 (10)		2,000	2,004,062
Indy US Bidco, LLC, Term Loan, 7.618%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	586	592,960
NAB Holdings, LLC, Term Loan, 8.54%, (SOFR + 3.00%), 11/23/28		3,151	3,135,309
Rackspace Technology Global, Inc., Term Loan, 8.206%, (SOFR + 2.75%), 2/15/28		2,940	1,325,069
Sedgwick Claims Management Services, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/24/28		1,127	1,124,214
Skopima Merger Sub, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 5/12/28		1,495	1,449,933
			$ 23,369,667
Borrower/Description	Principal Amount * (000's omitted)		Value
Leisure Products — 0.7%
Amer Sports Oyj, Term Loan, 7.948%, (3 mo. EURIBOR + 4.00%), 3/30/26	EUR	1,650	$ 1,733,863
Fender Musical Instruments Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 12/1/28		270	260,849
Recess Holdings, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 3/29/27		600	598,875
			$ 2,593,587
Life Sciences Tools & Services — 1.6%
Cambrex Corporation, Term Loan, 8.924%, (SOFR + 3.50%), 12/4/26		289	$ 286,890
Curia Global, Inc., Term Loan, 9.233%, (SOFR + 3.75%), 8/30/26 (11)		1,827	1,470,953
LGC Group Holdings, Ltd., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	475	492,636
Loire Finco Luxembourg S.a.r.l., Term Loan, 8.924%, (SOFR + 3.50%), 4/21/27		315	307,116
Packaging Coordinators Midco, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 11/30/27		1,348	1,333,836
Sotera Health Holdings, LLC, Term Loan, 8.395%, (SOFR + 2.75%), 12/11/26		625	622,500
Star Parent, Inc., Term Loan, 9.386%, (3 mo. USD LIBOR + 4.00%), 9/27/30		1,400	1,339,771
			$ 5,853,702
Machinery — 9.0%
AI Aqua Merger Sub, Inc., Term Loan, 9.082%, (SOFR + 3.75%), 7/31/28		2,173	$ 2,132,672
Albion Financing 3 S.a.r.l.:
Term Loan, 10.883%, (SOFR + 5.50%), 8/17/26		274	273,454
Term Loan, 10.924%, (SOFR + 5.25%), 8/17/26		1,326	1,326,375
Alliance Laundry Systems, LLC, Term Loan, 8.932%, (SOFR + 3.50%), 10/8/27		2,006	2,004,723
American Trailer World Corp., Term Loan, 9.174%, (SOFR + 3.75%), 3/3/28		1,261	1,186,805
Apex Tool Group, LLC, Term Loan, 10.689%, (SOFR + 5.25%), 2/8/29		2,067	1,763,809
Barnes Group, Inc., Term Loan, 8.424%, (SOFR + 3.00%), 9/3/30		525	521,555
Clark Equipment Company, Term Loan, 7.99%, (SOFR + 2.50%), 4/20/29		874	875,873
Conair Holdings, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 5/17/28		2,156	2,003,732
CPM Holdings, Inc., Term Loan, 9.827%, (SOFR + 4.50%), 9/28/28		1,908	1,910,210
Delachaux Group S.A., Term Loan, 9.88%, (SOFR + 4.50%), 4/16/26		315	315,000

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Machinery (continued)
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30		1,100	$ 1,099,312
Engineered Machinery Holdings, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 5/19/28		3,117	3,090,360
Filtration Group Corporation, Term Loan, 8.939%, (SOFR + 3.50%), 10/21/28		637	633,019
Gates Global, LLC, Term Loan, 7.924%, (SOFR + 2.50%), 3/31/27		2,517	2,515,591
Icebox Holdco III, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/28		715	701,045
Madison IAQ, LLC, Term Loan, 8.703%, (SOFR + 3.25%), 6/21/28		2,444	2,359,964
Pro Mach Group, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 8/31/28		1,492	1,490,169
Roper Industrial Products Investment Company, LLC, Term Loan, 9.89%, (SOFR + 4.50%), 11/22/29		1,318	1,317,277
SPX Flow, Inc., Term Loan, 9.924%, (SOFR + 4.50%), 4/5/29		1,917	1,903,029
Titan Acquisition Limited, Term Loan, 8.731%, (3 mo. USD LIBOR + 3.00%), 3/28/25		1,959	1,931,020
TK Elevator Topco GmbH, Term Loan, 7.597%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	500	520,701
Vertical US Newco, Inc., Term Loan, 9.381%, (SOFR + 3.50%), 7/30/27		1,189	1,182,230
Zephyr German BidCo GmbH, Term Loan, 7.833%, (3 mo. EURIBOR + 3.85%), 3/10/28	EUR	600	599,590
			$ 33,657,515
Media — 1.8%
Gray Television, Inc.:
Term Loan, 7.929%, (SOFR + 2.50%), 1/2/26		595	$ 593,945
Term Loan, 8.429%, (SOFR + 3.00%), 12/1/28		811	779,547
Hubbard Radio, LLC, Term Loan, 9.69%, (1 mo. USD LIBOR + 4.25%), 3/28/25		527	446,351
MJH Healthcare Holdings, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 1/28/29		246	244,095
Nexstar Broadcasting, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 9/18/26		255	254,877
Recorded Books, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 8/29/25		1,310	1,309,453
Sinclair Television Group, Inc.:
Term Loan, 7.939%, (SOFR + 2.50%), 9/30/26		576	486,329
Term Loan, 8.439%, (SOFR + 3.00%), 4/1/28		384	277,364
Univision Communications, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 3/15/26		2,151	2,137,900
			$ 6,529,861
Borrower/Description	Principal Amount * (000's omitted)		Value
Metals/Mining — 0.7%
Arsenal AIC Parent, LLC, Term Loan, 9.879%, (SOFR + 4.50%), 8/18/30		750	$ 749,531
Dynacast International, LLC, Term Loan, 14.517%, (SOFR + 9.00%), 10/22/25		329	248,174
PMHC II, Inc., Term Loan, 9.807%, (SOFR + 4.25%), 4/23/29		1,191	1,086,495
WireCo WorldGroup, Inc., Term Loan, 9.699%, (SOFR + 4.25%), 11/13/28		379	377,851
			$ 2,462,051
Oil, Gas & Consumable Fuels — 2.5%
Freeport LNG Investments, LLP, Term Loan, 9.177%, (SOFR + 3.50%), 12/21/28		585	$ 575,782
ITT Holdings, LLC, Term Loan, 10/5/30 (10)		825	813,913
Matador Bidco S.a.r.l., Term Loan, 9.924%, (SOFR + 4.50%), 10/15/26		3,306	3,314,089
Oryx Midstream Services Permian Basin, LLC, Term Loan, 8.692%, (SOFR + 3.25%), 10/5/28		880	879,310
Oxbow Carbon, LLC, Term Loan, 9.457%, (SOFR + 4.00%), 5/10/30 (11)		524	523,360
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 13.439%, (SOFR + 8.00%), 8/27/26		755	754,834
UGI Energy Services, LLC, Term Loan, 8.674%, (SOFR + 3.25%), 2/22/30		2,376	2,377,730
			$ 9,239,018
Personal Products — 0.5%
Olaplex, Inc., Term Loan, 8.924%, (SOFR + 3.50%), 2/23/29		992	$ 889,891
Sunshine Luxembourg VII S.a.r.l., Term Loan, 9.24%, (SOFR + 3.75%), 10/1/26		1,121	1,121,173
			$ 2,011,064
Pharmaceuticals — 2.1%
Bausch Health Companies, Inc., Term Loan, 10.689%, (SOFR + 5.25%), 2/1/27		1,608	$ 1,261,595
Ceva Sante Animale, Term Loan, 11/1/30 (10)		400	400,500
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28		2,202	2,204,261
Mallinckrodt International Finance S.A.:
DIP Loan, 13.439%, (SOFR + 8.00%), 8/28/24		159	165,812
DIP Loan, 13.451%, (SOFR + 8.00%), 8/28/24		301	314,258
Term Loan, 12.703%, (SOFR + 7.25%), 9/30/27		1,846	1,406,164
Term Loan, 12.953%, (SOFR + 7.50%), 9/30/27		2,646	2,022,857
PharmaZell GmbH, Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 5/12/27	EUR	125	127,700
			$ 7,903,147

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Professional Services — 5.0%
AlixPartners, LLP:
Term Loan, 6.972%, (3 mo. EURIBOR + 3.00%), 2/4/28	EUR	488	$ 509,897
Term Loan, 8.189%, (SOFR + 2.75%), 2/4/28		549	548,631
APFS Staffing Holdings, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 12/29/28		246	242,248
Apleona Holding GmbH, Term Loan, 6.898%, (3 mo. EURIBOR + 2.95%), 4/28/28	EUR	750	774,728
ASGN Incorporated, Term Loan, 7.574%, (SOFR + 2.25%), 8/30/30		375	376,817
Camelot U.S. Acquisition, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 10/30/26		2,999	2,998,406
CoreLogic, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		2,830	2,582,147
Corporation Service Company, Term Loan, 8.674%, (SOFR + 3.25%), 11/2/29		280	280,047
Deerfield Dakota Holding, LLC, Term Loan, 9.14%, (SOFR + 3.75%), 4/9/27		2,082	2,015,126
EAB Global, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 8/16/28		1,496	1,473,189
Employbridge Holding Company, Term Loan, 10.407%, (SOFR + 4.75%), 7/19/28		1,965	1,713,805
Genuine Financial Holdings, LLC, Term Loan, 9.40%, (SOFR + 4.00%), 9/27/30		400	396,375
Neptune Bidco US, Inc., Term Loan, 10.507%, (SOFR + 5.00%), 4/11/29		1,841	1,619,573
Rockwood Service Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 1/23/27		1,072	1,074,510
Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 6.275%, (6 mo. EURIBOR + 2.38%), 7/15/25	EUR	739	779,439
Vaco Holdings, LLC, Term Loan, 10.393%, (SOFR + 5.00%), 1/21/29		1,243	1,179,379
			$ 18,564,317
Real Estate Management & Development — 0.4%
Greystar Real Estate Partners, LLC, Term Loan, 9.147%, (SOFR + 3.75%), 8/21/30		600	$ 600,000
Homeserve USA Holding Corp., Term Loan, 8.416%, (SOFR + 3.00%), 10/21/30		925	922,687
			$ 1,522,687
Road & Rail — 1.8%
First Student Bidco, Inc.:
Term Loan, 8.652%, (SOFR + 3.00%), 7/21/28		476	$ 462,305
Term Loan, 8.655%, (SOFR + 3.00%), 7/21/28		1,267	1,229,933
Grab Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 1/29/26		1,024	1,028,274
Borrower/Description	Principal Amount * (000's omitted)		Value
Road & Rail (continued)
Hertz Corporation (The):
Term Loan, 6/30/28 (10)		1,259	$ 1,250,142
Term Loan, 6/30/28 (10)		241	239,800
Kenan Advantage Group, Inc., Term Loan, 9.477%, (SOFR + 3.75%), 3/24/26		2,358	2,354,874
			$ 6,565,328
Semiconductors & Semiconductor Equipment — 0.8%
Altar Bidco, Inc.:
Term Loan, 8.142%, (SOFR + 3.10%), 2/1/29 (11)		1,806	$ 1,792,204
Term Loan - Second Lien, 10.493%, (SOFR + 5.60%), 2/1/30		450	437,625
Bright Bidco B.V., Term Loan, 14.378%, (SOFR + 9.00%), 6.378% cash, 8.00% PIK, 10/31/27		445	173,947
Entegris, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 7/6/29		758	759,918
			$ 3,163,694
Software — 21.9%
Applied Systems, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 9/18/26		647	$ 648,944
AppLovin Corporation, Term Loan, 8.424%, (SOFR + 3.10%), 8/16/30		1,803	1,800,204
Aptean, Inc., Term Loan, 9.674%, (SOFR + 4.25%), 4/23/26		2,057	2,055,302
AQA Acquisition Holding, Inc., Term Loan, 9.895%, (SOFR + 4.25%), 3/3/28		880	873,977
Astra Acquisition Corp.:
Term Loan, 10.902%, (SOFR + 5.25%), 10/25/28		920	631,209
Term Loan - Second Lien, 14.527%, (SOFR + 8.88%), 10/25/29		1,425	747,945
Banff Merger Sub, Inc.:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 10/2/25	EUR	264	278,698
Term Loan, 9.189%, (SOFR + 3.75%), 10/2/25		3,386	3,387,229
Term Loan - Second Lien, 10.939%, (SOFR + 5.50%), 2/27/26		750	747,031
Central Parent, Inc., Term Loan, 9.406%, (SOFR + 4.00%), 7/6/29		2,035	2,026,185
CentralSquare Technologies, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 8/29/25		1,459	1,380,419
Ceridian HCM Holding, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 4/30/25		873	874,192
Cloud Software Group, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 3/30/29 (11)		2,993	2,849,234
Cloudera, Inc.:
Term Loan, 9.174%, (SOFR + 3.75%), 10/8/28		2,309	2,227,102

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)	Value
Software (continued)
Cloudera, Inc.: (continued)
Term Loan - Second Lien, 11.424%, (SOFR + 6.00%), 10/8/29	650	$ 586,219
Cornerstone OnDemand, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 10/16/28	1,133	1,072,218
Delta TopCo, Inc.:
Term Loan, 9.069%, (SOFR + 3.75%), 12/1/27	1,405	1,385,389
Term Loan - Second Lien, 12.569%, (SOFR + 7.25%), 12/1/28	2,025	2,009,812
E2open, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 2/4/28	855	845,174
ECI Macola Max Holding, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 11/9/27	1,265	1,260,558
Epicor Software Corporation:
Term Loan, 8.689%, (SOFR + 3.25%), 7/30/27	2,228	2,219,289
Term Loan, 9.074%, (SOFR + 3.75%), 7/30/27	825	827,372
Fiserv Investment Solutions, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 2/18/27	1,494	1,403,490
GoTo Group, Inc., Term Loan, 10.283%, (SOFR + 4.75%), 8/31/27	1,823	1,154,464
Greeneden U.S. Holdings II, LLC, Term Loan, 9.403%, (SOFR + 4.00%), 12/1/27	2,293	2,293,960
Imperva, Inc., Term Loan, 9.627%, (SOFR + 4.00%), 1/12/26	2,292	2,295,890
iSolved, Inc., Term Loan, 9.484%, (SOFR + 4.00%), 10/14/30	500	500,938
Ivanti Software, Inc., Term Loan, 9.907%, (SOFR + 4.25%), 12/1/27	1,305	1,163,688
Magenta Buyer, LLC:
Term Loan, 10.645%, (SOFR + 5.00%), 7/27/28	2,024	1,416,635
Term Loan - Second Lien, 13.895%, (SOFR + 8.25%), 7/27/29	575	248,975
Marcel LUX IV S.a.r.l., Term Loan, 9.436%, (SOFR + 4.00%), 12/31/27	100	100,488
Maverick Bidco, Inc., Term Loan, 9.283%, (SOFR + 3.75%), 5/18/28	844	826,511
McAfee, LLC, Term Loan, 9.165%, (SOFR + 3.75%), 3/1/29	2,419	2,317,055
Mediaocean, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/15/28	542	512,800
Mosel Bidco SE, Term Loan, 10.164%, (SOFR + 4.75%), 9/16/30	250	249,688
Open Text Corporation, Term Loan, 8.174%, (SOFR + 2.75%), 1/31/30	2,016	2,018,187
Polaris Newco, LLC, Term Loan, 9.439%, (SOFR + 4.00%), 6/2/28	2,622	2,481,577
Proofpoint, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 8/31/28	2,948	2,902,468
Borrower/Description	Principal Amount * (000's omitted)		Value
Software (continued)
Quartz Acquireco, LLC, Term Loan, 8.824%, (SOFR + 3.50%), 6/28/30		750	$ 750,000
Quest Software US Holdings, Inc., Term Loan, 9.783%, (SOFR + 4.25%), 2/1/29		1,766	1,405,907
RealPage, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 4/24/28		4,557	4,457,056
Redstone Holdco 2, L.P., Term Loan, 10.189%, (SOFR + 4.75%), 4/27/28		1,376	1,105,918
Sabre GLBL, Inc.:
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		1,472	1,260,439
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		942	806,616
Term Loan, 9.674%, (SOFR + 4.25%), 6/30/28		881	755,151
Skillsoft Corporation, Term Loan, 7/14/28 (10)		1,500	1,376,718
SolarWinds Holdings, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/5/27		1,642	1,643,290
Sophia, L.P., Term Loan, 8.924%, (SOFR + 3.50%), 10/7/27		4,128	4,079,515
Ultimate Software Group, Inc. (The):
Term Loan, 8.764%, (SOFR + 3.25%), 5/4/26		4,159	4,142,678
Term Loan, 9.233%, (SOFR + 3.75%), 5/4/26		1,534	1,532,248
Veritas US, Inc.:
Term Loan, 8.722%, (3 mo. EURIBOR + 4.75%), 9/1/25	EUR	315	290,223
Term Loan, 10.439%, (SOFR + 5.11%), 9/1/25		2,152	1,827,391
Vision Solutions, Inc., Term Loan, 9.64%, (SOFR + 4.00%), 4/24/28		3,848	3,677,420
			$ 81,731,086
Specialty Retail — 4.5%
Boels Topholding B.V., Term Loan, 7.049%, (EURIBOR + 3.25%), 2/6/27 (11)	EUR	496	$ 524,598
Great Outdoors Group, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 3/6/28		2,626	2,610,561
Harbor Freight Tools USA, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 10/19/27		3,184	3,148,201
Hoya Midco, LLC, Term Loan, 8.633%, (SOFR + 3.25%), 2/3/29		930	930,708
Les Schwab Tire Centers, Term Loan, 8.692%, (SOFR + 3.25%), 11/2/27		4,387	4,378,125
LIDS Holdings, Inc., Term Loan, 11.06%, (SOFR + 5.50%), 12/14/26		352	340,137
Mattress Firm, Inc., Term Loan, 9.95%, (6 mo. USD LIBOR + 4.25%), 9/25/28		1,825	1,806,412
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28		2,981	2,951,827
			$ 16,690,569

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Trading Companies & Distributors — 3.4%
DXP Enterprises, Inc., Term Loan, 10.291%, (SOFR + 4.75%), 10/11/30		700	$ 696,500
Electro Rent Corporation, Term Loan, 11.002%, (SOFR + 5.50%), 11/1/24		1,550	1,457,152
Patagonia Bidco Limited, Term Loan, 10.181%, (SONIA + 5.25%), 11/1/28	GBP	1,325	1,349,776
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28		4,144	3,562,005
SRS Distribution, Inc.:
Term Loan, 8.825%, (SOFR + 3.50%), 6/2/28		319	312,846
Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		2,314	2,266,161
White Cap Buyer, LLC, Term Loan, 9.074%, (SOFR + 3.75%), 10/19/27		2,110	2,098,835
Windsor Holdings III, LLC, Term Loan, 9.815%, (SOFR + 4.50%), 8/1/30		1,025	1,023,124
			$ 12,766,399
Transportation Infrastructure — 1.1%
Brown Group Holding, LLC:
Term Loan, 8.174%, (SOFR + 2.75%), 6/7/28		2,148	$ 2,111,830
Term Loan, 9.13%, (SOFR + 3.75%), 7/2/29 (11)		223	222,628
KKR Apple Bidco, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 9/22/28		1,621	1,591,995
			$ 3,926,453
Wireless Telecommunication Services — 0.4%
CCI Buyer, Inc., Term Loan, 9.39%, (SOFR + 4.00%), 12/17/27		368	$ 361,204
Digicel International Finance Limited, Term Loan, 8.902%, (3 mo. USD LIBOR + 3.25%), 5/28/24		1,410	1,298,394
			$ 1,659,598
Total Senior Floating-Rate Loans (identified cost $521,125,507)			$ 500,389,657

Short-Term Investments — 3.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25% (13)	11,774,657	$ 11,774,657
Total Short-Term Investments (identified cost $11,774,657)		$ 11,774,657
Total Investments — 154.1% (identified cost $604,311,165)		$ 574,017,882
Less Unfunded Loan Commitments — (0.0)% (6)		$ (5,061)
Net Investments — 154.1% (identified cost $604,306,104)		$ 574,012,821
Other Assets, Less Liabilities — (33.7)%		$ (125,619,125)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (20.4)%		$ (75,913,047)
Net Assets Applicable to Common Shares — 100.0%		$ 372,480,649
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $49,808,374 or 13.4% of the Trust's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Amount is less than 0.05% or (0.05)%, as applicable.
(7)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(8)	Principal amount is less than $500.

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Portfolio of Investments — continued

(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(11)	The stated interest rate represents the weighted average interest rate at October 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2023, the total value of unfunded loan commitments is $3,913. See Note 1F for description.
(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	9,130,418	EUR	8,613,274	Standard Chartered Bank	11/2/23	$ 16,710	$ —
EUR	4,000,000	USD	4,232,758	Standard Chartered Bank	11/30/23	4,382	—
GBP	500,000	USD	624,178	Standard Chartered Bank	11/30/23	—	(16,355)
USD	5,180,480	EUR	4,742,132	Bank of America, N.A.	11/30/23	157,211	—
USD	2,805,523	EUR	2,569,164	Bank of America, N.A.	11/30/23	84,046	—
USD	3,234,472	EUR	2,962,826	State Street Bank and Trust Company	11/30/23	95,994	—
USD	558,780	EUR	511,893	The Toronto-Dominion Bank	11/30/23	16,539	—
USD	66,530	GBP	54,097	Standard Chartered Bank	11/30/23	767	—
USD	3,075,481	GBP	2,437,045	State Street Bank and Trust Company	11/30/23	112,896	—
USD	9,115,722	EUR	8,613,274	Standard Chartered Bank	12/4/23	—	(9,657)
EUR	1,500,000	USD	1,592,757	Standard Chartered Bank	12/29/23	—	(1,221)
USD	182,472	EUR	172,882	Australia and New Zealand Banking Group Limited	12/29/23	—	(960)
USD	1,328,709	EUR	1,260,000	Australia and New Zealand Banking Group Limited	12/29/23	—	(8,181)
USD	1,329,282	EUR	1,260,000	Goldman Sachs International	12/29/23	—	(7,608)
USD	1,328,698	EUR	1,260,000	State Street Bank and Trust Company	12/29/23	—	(8,192)
USD	1,408,447	EUR	1,335,951	State Street Bank and Trust Company	12/29/23	—	(9,028)
USD	1,408,353	EUR	1,335,951	State Street Bank and Trust Company	12/29/23	—	(9,123)
						$488,545	$(70,325)
Abbreviations:
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $592,531,447)	$ 562,238,164
Affiliated investments, at value (identified cost $11,774,657)	11,774,657
Cash	3,994,059
Deposits for derivatives collateral — forward foreign currency exchange contracts	280,000
Foreign currency, at value (identified cost $781,827)	774,858
Interest receivable	3,204,912
Dividends receivable from affiliated investments	75,472
Receivable for investments sold	2,996,982
Receivable for open forward foreign currency exchange contracts	488,545
Prepaid upfront fees on notes payable	40,183
Trustees' deferred compensation plan	140,810
Prepaid expenses	8,479
Total assets	$586,017,121
Liabilities
Notes payable	$ 110,000,000
Cash collateral due to broker	280,000
Payable for investments purchased	24,775,276
Payable for open forward foreign currency exchange contracts	70,325
Payable to affiliates:
Investment adviser fee	356,027
Trustees' fees	3,085
Trustees' deferred compensation plan	140,810
Accrued expenses	1,997,902
Total liabilities	$137,623,425
Auction preferred shares (3,032 shares outstanding) at liquidation value plus cumulative unpaid dividends	$ 75,913,047
Net assets applicable to common shares	$372,480,649
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 291,748
Additional paid-in capital	453,286,388
Accumulated loss	(81,097,487)
Net assets applicable to common shares	$372,480,649
Common Shares Issued and Outstanding	29,174,848
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 12.77

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 850,922
Dividend income from affiliated investments	476,631
Interest and other income	53,165,055
Total investment income	$ 54,492,608
Expenses
Investment adviser fee	$ 4,238,848
Trustees’ fees and expenses	36,092
Custodian fee	172,041
Transfer and dividend disbursing agent fees	18,005
Legal and accounting services	216,588
Printing and postage	108,410
Interest expense and fees	7,258,251
Preferred shares service fee	75,467
Miscellaneous	143,378
Total expenses	$ 12,267,080
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 14,153
Total expense reductions	$ 14,153
Net expenses	$ 12,252,927
Net investment income	$ 42,239,681
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (11,367,270)
Foreign currency transactions	432,458
Forward foreign currency exchange contracts	(2,068,903)
Net realized loss	$(13,003,715)
Change in unrealized appreciation (depreciation):
Investments	$ 25,117,950
Foreign currency	49,753
Forward foreign currency exchange contracts	496,165
Net change in unrealized appreciation (depreciation)	$ 25,663,868
Net realized and unrealized gain	$ 12,660,153
Distributions to preferred shareholders	$ (5,930,706)
Net increase in net assets from operations	$ 48,969,128

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 42,239,681	$ 26,681,859
Net realized gain (loss)	(13,003,715)	503,893
Net change in unrealized appreciation (depreciation)	25,663,868	(56,661,887)
Distributions to preferred shareholders	(5,930,706)	(1,307,960)
Net increase (decrease) in net assets from operations	$ 48,969,128	$ (30,784,095)
Distributions to common shareholders	$ (34,893,118)	$ (25,476,811)
Tax return of capital to common shareholders	$ —	$ (2,906,292)
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 6)	$ —	$ 13,626,005
Reinvestment of distributions to common shareholders	—	356,912
Net increase in net assets from capital share transactions	$ —	$ 13,982,917
Net increase (decrease) in net assets	$ 14,076,010	$ (45,184,281)
Net Assets Applicable to Common Shares
At beginning of year	$ 358,404,639	$ 403,588,920
At end of year	$372,480,649	$358,404,639

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Statement of Cash Flows

Year Ended
October 31, 2023
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 48,969,128
Distributions to preferred shareholders	5,930,706
Net increase in net assets from operations excluding distributions to preferred shareholders	$ 54,899,834
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(107,170,117)
Investments sold and principal repayments	139,190,639
Increase in short-term investments, net	(10,421,724)
Net amortization/accretion of premium (discount)	(2,107,545)
Amortization of prepaid upfront fees on notes payable	96,074
Increase in interest receivable	(137,364)
Increase in dividends receivable from affiliated investments	(67,452)
Increase in Trustees’ deferred compensation plan	(140,810)
Increase in cash collateral due to brokers	160,000
Decrease in payable to affiliate for investment adviser fee	(5,194)
Decrease in payable to affiliate for Trustees' fees	(596)
Increase in payable to affiliate for Trustees' deferred compensation plan	140,810
Increase in accrued expenses	1,259,759
Decrease in unfunded loan commitments	(453,315)
Net change in unrealized (appreciation) depreciation from investments	(25,117,950)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts	(496,165)
Net realized loss from investments	11,367,270
Net cash provided by operating activities	$ 60,996,154
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (34,893,118)
Cash distributions paid to preferred shareholders	(5,915,217)
Proceeds from notes payable	12,000,000
Repayments of notes payable	(35,000,000)
Payment of prepaid upfront fees on notes payable	(95,000)
Net cash used in financing activities	$ (63,903,335)
Net decrease in cash and restricted cash*	$ (2,907,181)
Cash and restricted cash at beginning of year (including foreign currency)	$ 7,956,098
Cash and restricted cash at end of year (including foreign currency)	$ 5,048,917
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 6,123,024
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $6,072.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2023
Cash	$ 3,994,059
Deposits for derivatives collateral — forward foreign currency exchange contracts	280,000
Foreign currency	774,858
Total cash and restricted cash as shown on the Statement of Cash Flows	$5,048,917

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year (Common shares)	$ 12.280	$ 14.300	$ 13.500	$ 14.510	$ 15.370
Income (Loss) From Operations
Net investment income (1)	$ 1.448	$ 0.917	$ 0.721	$ 0.816	$ 0.987
Net realized and unrealized gain (loss)	0.441	(1.934)	0.907	(0.874)	(0.796)
Distributions to preferred shareholders: From net investment income (1)	(0.203)	(0.045)	(0.003)	(0.028)	(0.072)
Total income (loss) from operations	$ 1.686	$ (1.062)	$ 1.625	$ (0.086)	$ 0.119
Less Distributions to Common Shareholders
From net investment income	$ (1.196)	$ (0.875)	$ (0.806)	$ (0.924)	$ (0.979)
Tax return of capital	—	(0.100)	(0.056)	—	—
Total distributions to common shareholders	$ (1.196)	$ (0.975)	$ (0.862)	$ (0.924)	$ (0.979)
Premium from common shares sold through shelf offering (see Note 6) (1)	$ —	$ 0.017	$ 0.001	$ —	$ —
Discount on tender offer (see Note 6) (1)	$ —	$ —	$ 0.036	$ —	$ —
Net asset value — End of year (Common shares)	$12.770	$12.280	$14.300	$13.500	$14.510
Market value — End of year (Common shares)	$11.640	$11.170	$14.900	$11.900	$12.910
Total Investment Return on Net Asset Value (2)	15.09%	(7.26)%	12.69%	0.42%	1.69%
Total Investment Return on Market Value (2)	15.34%	(19.10)%	33.21%	(0.52)%	3.55%

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended October 31,
	2023	2022	2021	2020	2019
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$372,481	$358,405	$403,589	$497,341	$534,714
Ratios (as a percentage of average daily net assets applicable to common shares): (3)†
Expenses excluding interest and fees	1.34%	1.37%	1.33%	1.32%	1.28%
Interest and fee expense (4)	1.95%	0.81%	0.46%	0.78%	1.40%
Total expenses	3.29% (5)	2.18% (5)	1.79%	2.10%	2.68%
Net investment income	11.37%	6.83%	5.05%	6.03%	6.64%
Portfolio Turnover	24%	12%	66%	30%	28%
Senior Securities:
Total notes payable outstanding (in 000’s)	$110,000	$133,000	$120,000	$223,000	$218,000
Asset coverage per $1,000 of notes payable (6)	$ 5,076	$ 4,265	$ 4,995	$ 3,570	$ 3,801
Total preferred shares outstanding	3,032	3,032	3,032	3,032	3,032
Asset coverage per preferred share (7)	$ 75,134	$ 67,924	$ 76,531	$ 66,612	$ 70,501
Involuntary liquidation preference per preferred share (8)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per preferred share (8)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 8).
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Trust’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(6)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
(7)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the values of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 301%, 272%, 306%, 266% and 282% at October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(8)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.
	Year Ended October 31,
	2023	2022	2021	2020	2019
Expenses excluding interest and fees	0.89%	0.88%	0.87%	0.84%	0.82%
Interest and fee expense	1.28%	0.52%	0.31%	0.50%	0.91%
Total expenses	2.17%	1.40%	1.18%	1.34%	1.73%
Net investment income	7.47%	4.39%	3.34%	3.86%	4.29%

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans.
Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations.
Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities.
Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives.
Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies.
Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other.
Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation.
In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Trust’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

B  Investment Transactions
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income
—
Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes
—
The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation
—
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments
—
The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2023, the Trust had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications
—
Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts
—
The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
2  Auction Preferred Shares
The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 160% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

The number of APS issued and outstanding at October 31, 2023 are as follows:
APS Issued and Outstanding
Series A	739
Series B	763
Series C	738
Series D	792
The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.
3  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2023, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:
	APS Dividend Rates at October 31, 2023	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	8.68%	$1,453,008	7.87%	5.34-8.73
Series B	8.68	1,500,312	7.87	5.34-8.73
Series C	8.62	1,428,320	7.74	5.21-8.70
Series D	8.63	1,549,066	7.82	5.39-8.73
Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2023.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$40,823,824	$26,784,771
Tax return of capital	$ —	$ 2,906,292

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

During the year ended October 31, 2023, accumulated loss was decreased by $47,454 and paid-in capital was decreased by $47,454 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,262,620
Deferred capital losses	(54,903,704)
Net unrealized depreciation	(28,456,403)
Accumulated loss	$(81,097,487)
At October 31, 2023, the Trust, for federal income tax purposes, had deferred capital losses of $54,903,704 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $51,890,008 are long-term and $3,013,696 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 602,357,735
Gross unrealized appreciation	$ 4,531,266
Gross unrealized depreciation	(32,876,180)
Net unrealized depreciation	$ (28,344,914)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley,  as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets, as defined in the Trust's investment advisory agreement, means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended October 31, 2023, the Trust’s investment adviser fee amounted to $4,238,848. The Trust may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Trust is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Trust due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $14,153 relating to the Trust's investment in the Liquidity Fund. EVM also serves as administrator of the Trust, but receives no compensation.
Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $131,307,717 and $135,532,195, respectively, for the year ended October 31, 2023.
6  Common Shares of Beneficial Interest and Shelf Offering
The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust during the year ended October 31, 2023. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended October 31, 2022 were 25,627.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

On May 12, 2021, the Trust announced that it will conduct cash tender offers in the fourth quarter of each of 2022, 2023 and 2024 (each, a “Conditional Tender Offer”) for up to 10% of the Trust’s then-outstanding common shares if, from January to August of the relevant year, the Trust’s shares trade at an average daily discount to NAV of more than 10%, based upon the Trust’s volume-weighted average market price and NAV on each business day during the period. If triggered, common shares tendered and accepted in a Conditional Tender Offer would be repurchased at a price per share equal to 98% of the Trust’s NAV as of the close of regular trading on the New York Stock Exchange on the date such Conditional Tender Offer expires. The condition to trigger a tender offer by the Trust in the fourth quarter of 2023 and 2022 was not met.
Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 3,085,835 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the year ended October 31, 2023, there were no shares sold by the Trust pursuant to its shelf offering. During the year ended October 31, 2022, the Trust sold 920,070 common shares and received proceeds (net of offering costs) of $13,626,005 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold was $495,724 for the year ended October 31, 2022. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust's shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended October 31, 2022 were $27,527.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value (NAV). The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2023 and October 31, 2022.
7  Financial Instruments
The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Trust had sufficient cash and/or securities to cover commitments under these contracts.
The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.
The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a net liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $70,325. At October 31, 2023, there were no assets pledged by the Trust for such liability.
The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2023 was as follows:
	Fair Value
Derivative	Asset Derivative (1)	Liability Derivative (2)
Forward foreign currency exchange contracts	$488,545	$(70,325)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Trust's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Bank of America, N.A.	$ 241,257	$ —	$ —	$ (241,257)	$ —
Standard Chartered Bank	21,859	(21,859)	—	—	—
State Street Bank and Trust Company	208,890	(26,343)	(182,547)	—	—
The Toronto-Dominion Bank	16,539	—	—	—	16,539
	$488,545	$(48,202)	$(182,547)	$(241,257)	$16,539

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Australia and New Zealand Banking Group Limited	$ (9,141)	$ —	$ —	$ —	$ (9,141)
Goldman Sachs International	(7,608)	—	—	—	(7,608)
Standard Chartered Bank	(27,233)	21,859	—	—	(5,374)
State Street Bank and Trust Company	(26,343)	26,343	—	—	—
	$(70,325)	$48,202	$ —	$ —	$(22,123)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income (1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income (2)
Forward foreign currency exchange contracts	$(2,068,903)	$496,165
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $41,043,000.
8  Credit Agreement
The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $190 million ($200 million prior to March 14, 2023) pursuant to a revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through March 12, 2024, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the extension of the Agreement on March 14, 2023, the Trust also paid upfront fees of $95,000, which are being amortized to interest expense to March 12, 2024. The unamortized balance at October 31, 2023 is approximately $40,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2023, the Trust had borrowings outstanding under the Agreement of $110,000,000 at an annual interest rate of 6.28%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2023 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023. For the year ended October 31, 2023, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $117,652,055 and 5.86%, respectively.
9  Affiliated Investments
At October 31, 2023, the value of the Trust's investment in funds that may be deemed to be affiliated was $11,774,657, which represents 3.2% of the Trust's net assets. Transactions in such investments by the Trust for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,352,933	$158,325,794	$(147,904,070)	$ —	$ —	$11,774,657	$476,631	11,774,657
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

At October 31, 2023, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 28,495,073	$ —	$ 28,495,073
Closed-End Funds	6,330,960	—	—	6,330,960
Common Stocks	49,820	1,926,506	22,102	1,998,428
Corporate Bonds	—	25,029,107	—	25,029,107
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	499,962,390	422,206	500,384,596
Short-Term Investments	11,774,657	—	—	11,774,657
Total Investments	$ 18,155,437	$ 555,413,076	$ 444,308	$ 574,012,821
Forward Foreign Currency Exchange Contracts	$ —	$ 488,545	$ —	$ 488,545
Total	$ 18,155,437	$ 555,901,621	$ 444,308	$ 574,501,366
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (70,325)	$ —	$ (70,325)
Total	$ —	$ (70,325)	$ —	$ (70,325)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Notes to Financial Statements — continued

12  Additional Information
On August 27, 2020, the Trust’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the implementation by the Trust of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in Control Share Acquisitions. With respect to the Trust, Saba seeks rescission of these by-law provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. Discovery is complete. On January 23, 2023, in ruling on the parties’ cross-motions for partial summary judgment, the court dismissed Saba’s claims for breach of fiduciary duty against the Board, while holding that the control share by-law amendment violated Section 18(i) of the 1940 Act. Additional claims and defenses will be addressed at trial, which is currently scheduled to begin in the Spring of 2024. While management of the Trust is unable to predict the outcome of this matter, it does not believe the outcome would result in the payment of any monetary damages by the Trust.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.
Qualified Dividend Income.
For the fiscal year ended October 31, 2023, the Fund designates approximately $47,056, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 9, 2023. The following action was taken by the shareholders.
Proposal 1(a)(i):
The election of Alan C. Bowser and Mark R. Fetting as Class II Trustees of the Trust for a three-year term expiring in 2026.
The following votes were cast by the Trust’s common and APS shareholders, voting together as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Alan C. Bowser	20,410,541	628,630
Mark R. Fetting	20,573,289	465,882
Proposal 1(a)(ii)
: The election of George J. Gorman as a Class II Trustee of the Trust for a three-year term expiring in 2026.
The following votes were cast by the Trust’s APS shareholders, voting separately as a single class:

	Number of Shares
Nominees for Trustee	For	Withheld
George J. Gorman	2,817	46

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (EQ) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Senior Floating-Rate Trust
c/o Equiniti Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements
1
 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1
Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Senior Floating-Rate Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s custom peer group and consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Management and Organization

Fund Management
. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda (1) 1980	Class III Trustee	Until 2024. 3 years. Since 2023.	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships
. None.
Noninterested Trustees
Alan C. Bowser (2) 1962	Class II Trustee	Until 2026. 3 years. Since 2023.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships
. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class II Trustee	Until 2026. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships.
None.
Cynthia E. Frost 1961	Class I Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships.
None.
George J. Gorman (3) 1952	Chairperson of the Board and Class II Trustee	Until 2026. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships.
Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton (3) 1958	Class III Trustee	Until 2024. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships.
Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2024. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships.
Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class III Trustee	Until 2024. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships.
Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships.
None.
Nancy A. Wiser 1967	Class I Trustee	Until 2025. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)
Ms. Pachnanda began serving as Trustee effective April 1, 2023.
(2)
  Mr. Bowser began serving as Trustee effective January 4, 2023.
(3)
  Preferred shares Trustee.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Equiniti Trust Company, LLC
(“
EQ
”),
the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.
 If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program.

The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
6201 15
th
Avenue
Brooklyn, NY 11219
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

2025    10.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$93,650	$94,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$94,00	$94,100

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/22	10/31/23
Registrant	$350	$0
Eaton Vance(1)	$52,836	$0

(1)	Certain subsidiaries of Morgan Stanley provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”).

If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Sarah A. Choi, Catherine C. McDermott, Daniel P. McElaney and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Ms. Choi is a Vice President of EVM and has been a portfolio manager of the Trust since July 2022. Messrs. McElaney and Sveen and Ms. McDermott have been employed by EVM for more than five years and manage other Eaton Vance funds. Ms. Choi has been employed by EVM since October 2019 and manages other Eaton Vance funds. Prior to joining EVM, Ms. Choi worked as a Senior Credit Analyst at Apex Credit Partners from 2014 to 2019. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Sarah A. Choi
Registered Investment Companies	3	$1,374.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	6	$3,688.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney
Registered Investment Companies	4	$1,866.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew N. Sveen
Registered Investment Companies	12	$28,365.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Sarah A. Choi	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Andrew N. Sveen	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President
Date:	December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2023

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date:	December 22, 2023